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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 28, 2006

                      ACCESS WORLDWIDE COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                   000-23489               52-1309227
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

  1820 N. Fort Myer Drive, 4th Floor, Arlington, VA              22209
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       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (703) 292-5210

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 28, 2006, Access Worldwide (AWWC) Philippines, Inc., a Philippine corporation, and wholly owned subsidiary of Access Worldwide Communications, Inc., entered into a three (3) year Lease Agreement with RCBC Realty Corporation, a corporation duly organized and existing by virtue of the laws of the Republic of the Philippines, for the 17,600 sq./ft. premises located at RCBC Plaza, 15th Floor, Ayala Avenue, cor. Senator Gil Puyat Avenue, Makati City, Metro Manila, Philippines. The aggregate value of the Lease Agreement in U.S. dollars is about $1 million.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits

99.1 LEASE AGREEMENT, dated November 2006, by and between RCBC REALTY CORPORATION and ACCESS WORLDWIDE (AWWC) PHILIPPINES INC.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ACCESS WORLDWIDE COMMUNICATIONS, INC.
                                           (Registrant)


Date: December 1, 2006                     By /s/ MARK WRIGHT
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                                              General Counsel, Secretary

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